                                                                 Exhibit 99.1


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Ditech Communications Corporation


       In our opinion, the accompanying combined balance sheets and the related combined statements of operations, of shareholders' equity and of cash flows present fairly, in all material respects, the financial position of Telinnovation, acquired by Ditech Communications Corporation, at December 31, 1998 and October 31, 1999 and the results of its operations and its cash flows for the year ended December 31, 1998 and the ten-months ended October 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Ditech's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

       The accompanying financial statements were prepared to comply with the rules and regulations of the Securities and Exchange Commission and on the basis of presentation as described in Note 1, to present the financial position and results of operations of the Telinnovation echo cancellation business acquired by Ditech Communications Corporation from Telinnovation.

PricewaterhouseCoopers LLP
San Jose, California
December 17, 1999, except as to Note 7 which is as of February 2, 2000.

                                                     TELINNOVATION
                                               COMBINED BALANCE SHEETS
                                         (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                 DECEMBER 31,      OCTOBER 31,
                                                                                     1998              1999
                                                                                ---------------   ---------------
                                    ASSETS
Current assets:
    Cash                                                                             $     715        $    2,814
    Investments                                                                          2,380             2,778
    Accounts receivable                                                                    127                80
    Prepaid expenses and other current assets                                                5                 6
                                                                                ---------------   ---------------
        Total current assets                                                             3,227             5,678

Investments                                                                                102                95
Investments in Ditech common stock                                                         250            11,330
Property and equipment, net                                                                 44                53
Intangibles                                                                                 12                12
                                                                                ---------------   ---------------

        Total assets                                                                $    3,635        $   17,168
                                                                                ---------------   ---------------
                                                                                ---------------   ---------------

                                  LIABILITIES
Current liabilities:
    Accounts payable                                                                  $      5         $      14
    Accrued compensation                                                                    59                48
                                                                                ---------------   ---------------
        Total current liabilities                                                           64                62
                                                                                ---------------   ---------------

Commitments (Note 5)

                             SHAREHOLDERS' EQUITY
    Preferred shares: nil par value; 1,000,000 authorized,
      none issued and outstanding                                                            -                 -
    Common shares, nil par value, 2,000,000 shares authorized;
      400,000 and 410,000 issued at December 31, 1998 and
      October 31, 1999, respectively                                                         5                15
    Partners' capital                                                                    1,597            (1,883)
    Retained earnings                                                                    1,969             7,817
    Accumulated other comprehensive income                                                   -            11,157
                                                                                ---------------   ---------------
        Total shareholders' equity                                                       3,571            17,106
                                                                                ---------------   ---------------

        Total liabilities and shareholders' equity                                  $    3,635        $   17,168
                                                                                ---------------   ---------------
                                                                                ---------------   ---------------

                                     The accompanying notes are an integral part of these
                                                    financial statements.


                                                     TELINNOVATION
                                          COMBINED STATEMENTS OF OPERATIONS
                                                    (IN THOUSANDS)

                                                                                                       TEN
                                                                                                      MONTHS
                                                                                  YEAR ENDED          ENDED
                                                                                 DECEMBER 31,      OCTOBER 31,
                                                                                     1998              1999
                                                                                ---------------   ---------------
NET REVENUES:
    Royalties                                                                       $    2,210        $    4,712
                                                                                ---------------   ---------------

OPERATING EXPENSES:
    Research and development                                                               325               415
    Sales, general and administrative                                                      259               309
                                                                                ---------------   ---------------
        Total operating expenses                                                           584               724
                                                                                ---------------   ---------------

Income from operations                                                                   1,626             3,988
Investment income                                                                          366                70
Other income (expense), net                                                                 (1)            1,790
                                                                                ---------------   ---------------

Net income                                                                               1,991             5,848
                                                                                ---------------   ---------------
Change in unrealized gain on investments                                                     -            11,157
                                                                                ---------------   ---------------
Total comprehensive income                                                          $    1,991        $   17,005
                                                                                ---------------   ---------------
                                                                                ---------------   ---------------

                                     The accompanying notes are an integral part of these
                                                     financial statements.



                                                           TELINNOVATION
                                               COMBINED STATEMENT OF SHAREHOLDERS' EQUITY
                                                          (IN THOUSANDS)


                                                                                     RETAINED         ACCUMULATED
                                       COMMON SHARES                                 EARNINGS/           OTHER          TOTAL
                               -------------------------------     PARTNER'S        ACCUMULATED      COMPREHENSIVE   SHAREHOLDERS'
                                  NUMBER           AMOUNT           CAPITAL          (DEFICIT)          INCOME          EQUITY
                               --------------   --------------  ----------------  ---------------- ---------------- --------------

Balances at December 31, 1997            400         $      4        $    2,398         $     (22)                     $    2,380

Issuance of common shares                  -                1                 -                 -                               1
Drawings of partners                       -                -              (801)                -                            (801)
Net income                                 -                -                 -             1,991                           1,991
                               --------------   --------------  ----------------  ----------------  --------------- --------------

Balances at December 31, 1998            400                5             1,597             1,969                           3,571

Issuance of common shares                 10               10                 -                 -                              10
Drawings of partners                       -                -            (3,480)                -                          (3,480)
Net income                                 -                -                 -             5,848                           5,848
Change in unrealized gain
  on investments                                                                                      $     11,157         11,157
                               --------------   --------------  ----------------  ----------------  --------------- --------------

Balances at October 31, 1999             410         $     15       $    (1,883)       $    7,817     $     11,157     $   17,106
                               --------------   --------------  ----------------  ----------------  --------------- --------------
                               --------------   --------------  ----------------  ----------------  --------------- --------------

                                           The accompanying notes are an integral part of these
                                                          financial statements.

                                                    TELINNOVATION
                                          COMBINED STATEMENTS OF CASH FLOWS
                                                    (IN THOUSANDS)

                                                                                     YEAR           TEN MONTHS
                                                                                    ENDED             ENDED
                                                                                 DECEMBER 31,      OCTOBER 31,
                                                                                     1998              1999
                                                                                ---------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                                      $    1,991        $    5,848
    Adjustments to reconcile net income to net cash provided by operating activities:
        Gain on sale of investment in Ditech                                                 -            (1,790)
        Loss on disposal of property and equipment                                           1                 -
        Depreciation and amortization                                                       11                17
        Interest income                                                                    (90)              (45)
        Ditech shares received for technology purchase                                    (250)                -
        Changes in operating assets and liabilities:
           Accounts receivable                                                             (22)               47
           Prepaid expenses                                                                 (5)               (1)
           Accounts payable                                                                  5                 9
           Accrued compensation                                                              -               (11)
                                                                                ---------------   ---------------
               Net cash provided by operating activities                                 1,641             4,074
                                                                                ---------------   ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of investment in Ditech                                               -             1,847
    Purchase of investments                                                               (302)             (325)
    Purchase of property and equipment                                                     (53)              (27)
                                                                                ---------------   ---------------
               Net cash provided by (used in) investing activities                        (355)            1,495
                                                                                ---------------   ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of common shares                                                  1                10
    Drawings of partners                                                                  (801)           (3,480)
                                                                                ---------------   ---------------
               Net cash used in financing activities                                      (800)           (3,470)
                                                                                ---------------   ---------------

Net increase in cash and cash equivalents                                                  486             2,099

Cash and cash equivalents at beginning of period                                           229               715
                                                                                ---------------   ---------------

Cash and cash equivalents at end of period                                             $   715          $  2,814
                                                                                ---------------   ---------------
                                                                                ---------------   ---------------
                                 The accompanying notes are an integral part of these
                                             financial statements.

                                  TELINNOVATION
                        NOTES TO COMBINED FINANCIAL STATEMENTS
       TEN MONTHS ENDED OCTOBER 31, 1999 AND YEAR ENDED DECEMBER 31, 1998


1.     BASIS OF PRESENTATION

       Telinnovation (the "Company"), as presented in these financial statements, is the combination of three entities, Telinnovation (a partnership), Telinnovation Corporation (an S-corporation), and Telinnovation Service Corporation (an S-corporation), which are all under common control. Effective February 1, 2000, Ditech Communications Corporation acquired from the Company the operating assets relating to an echo cancellation business.

       Historically, combined financial statements were not prepared for the three Telinnovation entities. The accompanying statements were prepared to comply with the rules and regulations of the Securities and Exchange Commission. These financial statements are derived from the three
Telinnovation entities historical accounting records and intercompany transactions and balances have been eliminated.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

       The Company derives the significant portion of its revenue from the licensing of echo cancellation technology. Customers pay royalties to the Company for each unit they sell which employs the Company's technology. Revenue is recorded by the Company as notified by the licensee.

INCOME TAXES

       There is no provision for income taxes in the financial statements of the Company. Each partner or shareholder is individually liable for their own tax payments on their share of the income of the Company.

RESEARCH AND DEVELOPMENT

       Research and development costs are expensed as incurred.

CONCENTRATION OF CREDIT RISK

       Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash, investments and accounts receivable. The Company's accounts receivable are derived from revenue earned from customers located in the U.S., Canada, France, China, Germany, Belgium, Italy and Israel. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers.

       During the year ended December 31, 1998, three customers accounted for 93% (52%, 30% and 11%, respectively) of net revenues. During the ten months ended October 31, 1999, two customers accounted for 95% (89% and 6%) of net revenues. At December 31, 1998, three customers accounted for 36%, 29% and 26% of total accounts receivable, respectively. At October 31, 1999, no customer accounted for greater than 10% of total accounts receivable.

PROPERTY AND EQUIPMENT

       Property and equipment are stated at cost and are depreciated using the straight line method over their estimated useful lives ranging from three to five years.

                                  TELINNOVATION
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)
       TEN MONTHS ENDED OCTOBER 31, 1999 AND YEAR ENDED DECEMBER 31, 1998


CASH AND CASH EQUIVALENTS

       The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Management believes that the financial institutions in which it maintains such deposits are financially sound and, accordingly, minimal credit risk exists with respect to these deposits. Cash and cash equivalents are held by two major U.S. financial institutions.

FAIR VALUE OF FINANCIAL INSTRUMENTS

       Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable and accounts payable are considered to approximate fair value because of their short maturities. The fair value of investments are determined using quoted market prices for those securities or similar financial instruments (see Note 4).

LONG-LIVED ASSETS

       The Company periodically evaluates the recoverability of its long-lived assets based upon expected undiscounted cash flows and recognizes impairment from the carrying value of long-lived assets, if any, based on the fair value such assets.

INTANGIBLE ASSETS

       Intangible assets comprise of patents. Intangible assets are amortized on a straight-line basis over the estimated lives, which is 15 years.

COMPREHENSIVE INCOME

       In fiscal 1999, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("FAS 130"). FAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. In the Company's case, other comprehensive income comprises unrealized gains on available for sale investments.

NEW ACCOUNTING PRONOUNCEMENT

       In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes methods of accounting for derivative financial instruments and hedging activities related to those instruments as well as other hedging activities. The Company has not yet determined what the effect of SFAS No. 133 will be on the operations and financial position of the Company. The Company will be required to implement SFAS No. 133 beginning in 2001.

3.     BALANCE SHEET COMPONENTS

                                                                           DECEMBER 31,       OCTOBER 31,
                                                                               1998              1999
                                                                          ----------------  ----------------
       PROPERTY AND EQUIPMENT, NET (in thousands):
           Automobiles                                                         $      44         $      45
           Computer equipment                                                         15                30
           Furniture and fixtures                                                     13                12
           Lab equipment                                                             100                36
                                                                          ----------------  ----------------
                                                                                     172               123
           Less:  Accumulated depreciation                                          (128)              (70)
                                                                          ----------------  ----------------

                                                                               $      44         $      53
                                                                          ----------------  ----------------
                                                                          ----------------  ----------------

       Property and equipment includes no items acquired under capital leases.

4.     INVESTMENTS

       The following tables summarize the Company's investments (in thousands):

                                                           GROSS UNREALIZED      FAIR
                                                  COST         GAINS             VALUE
                                               ---------  ----------------   ----------
December 31, 1998

Corporate equity securities                    $     102                 -     $    102
Ditech Common stock                                  250                 -          250
                                               ---------  ----------------   ----------
                                               $     352    $            -     $    352
                                               ---------  ----------------   ----------
                                               ---------  ----------------   ----------

October 31, 1999

Corporate equity securities                    $      75    $           20     $     95
Ditech common stock                                  193            11,137       11,330
                                               ---------  ----------------   ----------
                                               $     268    $       11,157     $ 11,425
                                               ---------  ----------------   ----------
                                               ---------  ----------------   ----------

5.     COMMITMENTS

       Future minimum lease payments under noncancelable operating, including lease commitments entered into subsequent to December 31, 1998 and future minimum sublease rental receipts under noncancelable operating leases are as follows (in thousand):

       1999                                                          $      9
       2000                                                                35
                                                               ----------------

                                                                     $     44
                                                               ----------------
                                                               ----------------

6.     SHAREHOLDERS' EQUITY

       Shareholders' equity as presented in these financial statements, assumes the combination of the three Telinnovation entities without conversion of partners' capital into common stock. At inception, Telinnovation Corporation issued 400,000 common shares to its founders. At inception, Telinnovation Service Corporation issued 10,000 common shares to its founders. There has been no other stock issuances. None of the presented entities had a stock option plan.

7.     SUBSEQUENT EVENTS

       On February 1, 2000, Ditech Communications Corporation completed an agreement to purchase the echo cancellation business from the presented Telinnovation entities for 600,000 shares of Ditech's common stock.